UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2007

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrants as specified in its charter)

Florida Florida	333-108661	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL	32819-7610
(Address of principal executive offices)	(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported on a current report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 3, 2007, Michael J. Short resigned his positions as Executive Vice-President and Chief Financial Officer of Universal City Development Partners, Ltd. and as Treasurer of UCDP Finance, Inc. (collectively, the “Issuers”). Mr. Short also resigned his positions as Treasurer and Chief Financial Officer of Universal City Florida Holding Co. I (“Holding I”), Universal City Florida Holding Co. II (“Holding II”), UCFH I Finance, Inc. (“Finance I”) and UCFH II Finance, Inc. (“Finance II”), affiliates of the Issuers.

On January 23, 2007, Ms. Tracey Stockwell, Vice President of Finance and Controller of the Company, was appointed to serve as Senior Vice President and Chief Financial Officer of the Company. Ms. Stockwell was also appointed to serve as the Treasurer of UCDP Finance, Inc., as well as Treasurer and Chief Financial Officer Holding I, Holding II, Finance I and Finance II (collectively “Holdings”). Ms. Stockwell has been the Company’s Vice President of Finance and Controller since 2000. From 1999 to 2000, she served as the Company’s Senior Director of Finance. Prior to that position, Ms. Stockwell was a senior manager for Price Waterhouse in Orlando. Ms. Stockwell received a Bachelor of Commerce from the University of Windsor, Ontario and is a licensed Certified Public Accountant in Florida. Ms. Stockwell is 42 years old.

Ms. Stockwell has an employment agreement with UCDP, the term of which runs through January 22, 2009. UCDP has an option to extend the agreement two (2) additional years. Ms. Stockwell’s base salary will be $235,000 per year, plus a target incentive of 30% of base salary. Ms. Stockwell’s benefits also include participation in the UCDP’s Long Term Growth Plan, as previously disclosed in the Form 8-K filing of the Issuers filed on September 9, 2005, the UCDP’s Variable Deferred Compensation Plan, as previously disclosed in the Form 10Q filing of the Issuers filed on August 15, 2005, and UCDP’s 401(k) Plan, as previously disclosed in the Form S-4 Registration Statement filing of Holdings filed on February 14, 2005.

Item 9.01 Financial Statements and Exhibits.

A. Exhibits

10.1 Employment Agreement of Tracey Stockwell dated March 13, 2006

10.2 Amendment to Employment Agreement of Tracey Stockwell dated January 23, 2007.

10.3 Universal Orlando Long Term Growth Plan incorporated herein by reference to Exhibit 10.1 to the Form 8K filed on September 9, 2005 by Universal City Development Partners, Ltd. and UCDP Finance, Inc.

10.4 Post-2004 Universal City Development Partners, Ltd. Variable Deferred Compensation Plan for Executives incorporated herein by reference to Exhibit 10.1 to the Form 10Q filed on August 15, 2005 by Universal City Development, Ltd. and UCDP Finance, Inc.

10.5 Universal Orlando 401(k) Retirement Plan incorporated herein by reference to Exhibit 10.27 to the Form S-4 Registration Statement filed on February 14, 2005 by Universal City Florida Holding Co. I, UCFH I Finance, Inc., Universal City Florida Holding Co. II and UCFH II Finance, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date: January 25, 2007	By:	/s/ John R. Sprouls
	Name:	John R. Sprouls
	Title:	Principal Executive Officer

UCDP FINANCE, INC.

Date: January 25, 2007	By:	/s/ John R. Sprouls
	Name:	John R. Sprouls
	Title:	Principal Executive Officer